Business combination and disposal of subsidiaries and businesses - Summarizes the components of the purchase consideration (Details) - Bigo Inc ¥ in Thousands	Mar. 04, 2019 CNY (¥)
Components of the purchase consideration transferred
Cash	¥ 2,300,196
Fair value of common shares issued	7,704,420
Fair value of previously held equity interest in Bigo	5,697,154
Elimination of preexisting amounts due from Bigo	323,002
Total consideration	¥ 16,024,772